UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2007

SENDTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51702	43-2053462
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

877 Executive Center Drive West St. Petersburg, Florida	33702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 576-6630

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

On June 28, 2007 (the “Termination Date”), SendTec, Inc. (the “Company”) dismissed Marcum & Kliegman LLP (“Marcum & Kliegman”) as its independent auditors for the year ending December 31, 2007. The decision was recommended by the by the Audit Committee and approved by the Board of Directors of the Company.

Marcum & Kliegman’s reports on the financial statements for the years ended December 31, 2006 and 2005 did not contain any adverse or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

Through the Termination Date, there were no disagreements with Marcum & Kliegman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum & Kliegman would have caused them to make reference thereto in their report on our financial statements.

During the fiscal years ended December 31, 2005 and December 31, 2006 and for the quarter ended March 31, 2007, there were no “reportable events” as that term is defined in Item 304(a)(i)(v) of Regulation S-K.

We have furnished Marcum & Kleigman LLP with the disclosures contained in this Item 4.01 and have requested Marcum & Kliegman to furnish us a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Auditors:

On July 5, 2007, we engaged Gregory, Sharer & Stuart (“GSS”) as our new independent auditors. Prior to such date, we did not consult with Gregory Sharer & Stuart regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered by GSS, (iii) any other advice that was an important factor considered by SendTec as to accounting, auditing or financial reporting issues or (iv) any other matter that was the subject of a disagreement or event identified in response to Item 304(a)(l)(iv) of Regulation S-B.

Previously, GSS audited the financial statements of SendTec, Inc., a wholly owned subsidiary of theglobe.com, Inc., for the years ended December 31, 2005 and 2004. SendTec Acquisition Corp. (“STAC”) acquired all of the assets of SendTec, Inc. on October 31, 2005, and STAC became our wholly-owned subsidiary on February 3, 2006. The financial statements of SendTec Inc. for 2005 and 2004 were included in our registration statement on Form SB-2 filed with the SEC on June 23, 2006. In addition, GSS provided certain tax consulting services including preparation of our income tax returns.

We have furnished GSS with the disclosures contained in this Item 4.01.

Item 9.01	Financial Statements and Exhibits

(b) Exhibits:

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter from Marcum & Kliegman LLP dated July 3, 2007.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 5, 2007	SENDTEC, INC.

	By:	/s/ Donald Gould
Donald Gould
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter from Marcum & Kliegman LLP dated July 3, 2007.